Heller Equipment Asset Receivables Trust 1999-1
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution

Collection Period                       February 2, 2001    to    March 1, 2001
Determination Date                         March 8, 2001
Distribution Date                         March 13, 2001

Available Amounts
-----------------
     Scheduled Payments plus Payaheads, net of Excluded Amounts    5,674,680.40
     Prepayment Amounts                                            1,167,664.03
     Recoveries                                                      127,668.37
     Investment Earnings on Collection Account and Reserve Fund       13,785.86
     Late Charges                                                     26,809.33
     Servicer Advances                                               565,935.29

     Total Available Amounts                                       7,576,543.28
     -----------------------                                       ------------

Payments on Distribution Date
-----------------------------
     Trustee Fees (only applicable pursuant to an Event of Default)        0.00

     Unreimbursed Servicer Advances to the Servicer                        0.00

     Monthly Servicing Fee, if Heller Financial, Inc. is not
     the Servicer                                                          0.00

     Interest due to Class A-1 Notes                                       0.00

     Interest due to Class A-2 Notes                                       0.00

     Interest due to Class A-3 Notes                                 376,653.44

     Interest due to Class A-4 Notes                                 146,800.09

     Interest due to Class B Notes                                    22,804.96

     Interest due to Class C Notes                                    22,215.27

     Interest due to Class D Notes                                    29,539.11

     Class A-1 Principal Payment Amount                                    0.00

     Class A-2 Principal Payment Amount                                    0.00

     Class A-3 Principal Payment Amount                            7,036,066.89

     Class A-4 Principal Payment Amount                                    0.00

     Class B Principal Payment Amount                                      0.00

     Class C Principal Payment Amount                                      0.00

     Class D Principal Payment Amount                                      0.00

     Additional Principal to Class A-2 Notes                               0.00

     Additional Principal to Class A-3 Notes                               0.00

     Additional Principal to Class A-4 Notes                               0.00

     Additional Principal to Class B Notes                                 0.00

     Additional Principal to Class C Notes                                 0.00

     Additional Principal to Class D Notes                                 0.00

     Monthly Servicing Fee, if Heller Financial, Inc. is
     the Servicer                                                          0.00
     Deposit to the Reserve Fund                                     (57,536.48)
     Excess to Certificateholder                                           0.00

     Total distributions to Noteholders and Certificateholders     7,576,543.28
     ---------------------------------------------------------     ------------

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only
--------------------------------------

       Trustee fees due on Distribution Date                               0.00


Unreimbursed Servicer Advances
------------------------------

       Unreimbursed Servicer Advances                                      0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred
-----------------------------------------------------------------
 (i)   Servicing Fee Percentage                                           0.40%
 (ii)  ADCB of Contract Pool as of the 1st day of the
       Collection Period                                         124,809,003.24
 (iii) Servicing Fee (((i)/12)x(ii))                                       0.00

 (iv)  Servicing Fee accrued but not paid in prior periods                 0.00

       Total Servicing Fee due and accrued ( (iii) + (iv) )                0.00

       Servicing Fee carried forward                                       0.00

       Monthly Servicing Fee distributed                                   0.00


Class A-1 Interest Schedule
---------------------------

       Opening Class A-1 principal balance                                 0.00
       Class A-1 Interest Rate                                         4.94795%
       Number of days in Accrual Period                                      28
       Current Class A-1 interest due                                      0.00
       Class A-1 interest accrued but not paid in prior periods            0.00
       Total Class A-1 interest due                                        0.00
       Class A-1 interest carried forward                                  0.00

       Class A-1 interest distribution                                     0.00

Class A-2 Interest Schedule
---------------------------

       Opening Class A-2 principal balance                                   -
       Class A-2 Interest Rate                                            5.26%
       Current Class A-2 interest due                                        -
       Class A-2 interest accrued but not paid in prior periods            0.00
       Total Class A-2 interest due                                          -
       Class A-2 interest carried forward                                  0.00

       Class A-2 interest distribution                                       -


Class A-3 Interest Schedule
---------------------------

       Opening Class A-3 principal balance                        82,178,931.59
       Class A-3 Interest Rate                                            5.50%
       Current Class A-3 interest due                                376,653.44
       Class A-3 interest accrued but not paid in prior periods            0.00
       Total Class A-3 interest due                                  376,653.44
       Class A-3 interest carried forward                                  0.00

       Class A-3 interest distribution                               376,653.44


Class A-4 Interest Schedule
---------------------------

       Opening Class A-4 principal balance                        31,345,216.00
       Class A-4 Interest Rate                                            5.62%
       Current Class A-4 interest due                                146,800.09
       Class A-4 interest accrued but not paid in prior periods            0.00
       Total Class A-4 interest due                                  146,800.09
       Class A-4 interest carried forward                                  0.00

       Class A-4 interest distribution                               146,800.09

Class B Interest Schedule
-------------------------

        Opening Class B principal balance                                              4,702,054.39
        Class B Interest Rate                                                                 5.82%
        Current Class B interest due                                                      22,804.96
        Class B interest accrued but not paid in prior periods                                 0.00
        Total Class B interest due                                                        22,804.96
        Class B interest carried forward                                                       0.00

        Class B interest distribution                                                     22,804.96


Class C Interest Schedule
-------------------------

        Opening Class C principal balance                                              4,126,676.01
        Class C Interest Rate                                                                 6.46%
        Current Class C interest due                                                      22,215.27
        Class C interest accrued but not paid in prior periods                                 0.00
        Total Class C interest due                                                        22,215.27
        Class C interest carried forward                                                       0.00

        Class C interest distribution                                                     22,215.27


Class D Interest Schedule
-------------------------

        Opening Class D principal balance                                              3,865,532.00
        Class D Interest Rate                                                                 9.17%
        Current Class D interest due                                                      29,539.11
        Class D interest accrued but not paid in prior periods                                 0.00
        Total Class D interest due                                                        29,539.11
        Class D interest carried forward                                                       0.00

        Class D interest distribution                                                     29,539.11


Class A-1 Principal Schedule
----------------------------

        Class A-1 Maturity Date                                                        May 15, 2000
 (i)    Opening Class A-1 principal balance                                                    0.00
 (ii)   Aggregate outstanding principal of Notes plus Overcollateralization Balance  126,218,409.99
 (iii)  ADCB as of last day of the Collection Period                                 116,589,505.29
 (iv)   Monthly Principal Amount ( (ii) - (iii) )                                      9,628,904.70
        Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                         0.00
        Class A-1 Principal Payment Amount distribution                                        0.00

        Class A-1 Principal Balance after current distribution                                 0.00


Class A Principal Payment Amount
--------------------------------

 (i)    Aggregate opening Class A-2, A-3 and A-4 Outstanding Principal Amount        113,524,147.59
 (ii)   Class A Target Investor Principal Amount (90.9583% * ending ADCB)            106,047,831.99
        Class A Principal Payment Amount                                               7,476,315.60
        Funds available for distribution                                               7,036,066.89


Class A-2 Principal Schedule
----------------------------

        Opening Class A-2 principal balance                                                      -
        Class A-2 Principal Payment Amount distribution                                        0.00

        Class A-2 principal balance after current distribution                                   -


Class A-3 Principal Schedule
----------------------------
        Opening Class A-3 principal balance                                           82,178,931.59
        Class A-3 Principal Payment Amount distribution                                7,036,066.89

        Class A-3 principal balance after current distribution                        75,142,864.70

Class A-4 Principal Schedule
----------------------------

     Opening Class A-4 principal balance                               31,345,216.00
     Class A-4 Principal Payment Amount distribution                            0.00

     Class A-4 principal balance after current distribution            31,345,216.00


Class B Principal Schedule
--------------------------

     Opening Class B principal balance                                  4,702,054.39
     Class B Target Investor Principal Amount (3.7674% * ending ADCB)   4,392,393.02
     Class B Floor                                                      1,848,056.51
     Class B Principal Payment Amount due                                 309,661.37
     Class B Principal Payment Amount distribution                              0.00

     Class B principal balance after current distribution               4,702,054.39


Class C Principal Schedule
--------------------------

     Opening Class C principal balance                                  4,126,676.01
     Class C Target Investor Principal Amount (3.0139% * ending ADCB)   3,513,891.10
     Class C Floor                                                      2,998,272.59
     Class C Principal Payment Amount due                                 612,784.91
     Class C Principal Payment Amount distribution                              0.00

     Class C principal balance after current distribution               4,126,676.01


Class D Principal Schedule
--------------------------

     Opening Class D principal balance                                  3,865,532.00
     Class D Target Investor Principal Amount (1.5070% * ending ADCB)   1,757,003.84
     Class D Floor                                                      3,865,532.00
     Class D Principal Payment Amount due                                       0.00
     Class D Principal Payment Amount distribution                              0.00

     Class D principal balance after current distribution               3,865,532.00


Additional Principal Schedule
-----------------------------
     Floors applicable (Yes/No)                                                  Yes
     Monthly Principal Amount                                           9,628,904.70
     Sum of Principal Payments payable on all classes                   8,398,761.88
     Additional Principal payable                                       1,230,142.82
     Additional Principal available, if payable                                 0.00

     Class A-2 Additional Principal allocation                                  0.00
     Class A-2 principal balance after current distribution                       -

     Class A-3 Additional Principal allocation                                  0.00
     Class A-3 principal balance after current distribution            75,142,864.70

     Class A-4 Additional Principal allocation                                  0.00
     Class A-4 principal balance after current distribution            31,345,216.00

     Class B Additional Principal allocation                                    0.00
     Class B principal balance after current distribution               4,702,054.39

     Class C Additional Principal allocation                                    0.00
     Class C principal balance after current distribution               4,126,676.01

     Class D Additional Principal allocation                                    0.00
     Class D principal balance after current distribution               3,865,532.00

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer
-------------------------------------------------------------------------
 (i)    Servicing Fee Percentage                                                                      0.40%
 (ii)   ADCB of Contract Pool as of the 1st day of the Collection Period                     124,809,003.24
 (iii)  Servicing Fee due ( ( (i) / 12 ) * (ii) )                                                 41,603.00
 (iv)   Servicing Fee accrued but not paid in prior periods                                    1,335,808.44
        Total Servicing Fee due and accrued ( (iii) + (iv) )                                   1,377,411.44
        Servicing Fee carried forward                                                          1,377,411.44

        Monthly Servicing Fee distributed                                                              0.00


Reserve Fund Schedule
---------------------

        ADCB as of the end of the Collection Period                                          116,589,505.29
        Required Reserve Amount (ending ADCB * 0.70%)                                            816,126.54
        Prior month Reserve Fund balance                                                         873,663.02
        Deposit to Reserve Fund - excess funds                                                         0.00
        Interim Reserve Fund Balance                                                             873,663.02
        Current period draw on Reserve Fund for Reserve Interest Payments                              0.00
        Current period draw on Reserve Fund for Reserve Principal Payments                        57,536.48
        Excess to Certificateholder                                                                    0.00
        Ending Reserve Fund balance                                                              816,126.54

        Reserve Fund balance as a percentage of ADCB as of the end of the Collection Period           0.70%

Heller Equipment Asset Receivables Trust 1999-1
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors

           Class A-1
           ---------
           Class A-1 principal balance                                     0.00
           Initial Class A-1 principal balance                   130,040,761.00

           Note factor                                              0.000000000


           Class A-2
           ---------
           Class A-2 principal balance                                     0.00
           Initial Class A-2 principal balance                    66,680,434.00

           Note factor                                              0.000000000


           Class A-3
           ---------
           Class A-3 principal balance                            75,142,864.70
           Initial Class A-3 principal balance                   135,293,633.00

           Note factor                                              0.555405772


           Class A-4
           ---------
           Class A-4 principal balance                            31,345,216.00
           Initial Class A-4 principal balance                    31,345,216.00

           Note factor                                              1.000000000


           Class B
           -------
           Class B principal balance                               4,702,054.39
           initial Class B principal balance                       9,663,831.00

           Note factor                                              0.486562150


           Class C
           -------
           Class C principal balance                               4,126,676.01
           Initial Class C principal balance                       7,731,065.00

           Note factor                                              0.533778465


           Class D
           -------
           Class D principal balance                               3,865,532.00
           Initial Class D principal balance                       3,865,532.00

           Note factor                                              1.000000000

Heller Equipment Asset Receivables Trust 1999-1
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations


Cumulative Loss Amount Schedule
-------------------------------

(i)        Outstanding Principal Amount of the Notes
           as of the preceding Distribution Date                 126,218,409.99
(ii)       Overcollateralization Balance as of the
           preceding Distribution Date                            (1,409,406.75)
(iii)      Monthly Principal Amount                                9,628,904.70
(iv)       Available Amounts remaining after the
           payment of interest                                     6,978,530.40
(v)        ADCB as of the end of the Collection Period           116,589,505.29
           Cumulative Loss Amount                                  1,240,967.55

Class B Floor Calculation
-------------------------
           Class B Floor percentage                                        1.86%
           Initial ADCB                                          386,553,237.98
           Cumulative Loss Amount for current period               1,240,967.55
           Sum of Outstanding Principal Amount of Class
           C Notes, Class D Notes and Overcollateralization
           Balance                                                 6,852,801.26
           Class B Floor                                           1,848,056.51

Class C Floor Calculation
-------------------------
           Class C Floor percentage                                        1.09%
           Initial ADCB                                          386,553,237.98
           Cumulative Loss Amount for current period               1,240,967.55
           Sum of Outstanding Principal Amount of
           Class D Notes and Overcollateralization Balance         2,456,125.25
           Class C Floor                                           2,998,272.59

Class D Floor Calculation
-------------------------
           Class D Floor percentage                                        0.47%
           Initial ADCB                                          386,553,237.98
           Cumulative Loss Amount for current period               1,240,967.55
           Overcollateralization Balance                          (1,409,406.75)
           Class D Floor                                           3,865,532.00

Heller Financial, Inc. is the Servicer (Yes/No)                             Yes

An Event of Default has occurred (Yes/No)                                    No

10% Substitution Limit Calculation
----------------------------------
           ADCB as of the Cut-off Date:                          386,553,237.98

           Cumulative DCB of Substitute Contracts
           replacing materially modified contracts                 5,700,693.36
           Percentage of Substitute Contracts replacing
           materially modified contracts                                   1.47%

           Percentage of Substitute Contracts replacing
           modified contracts exceeds 10% (Yes/No)                           No

5% Skipped Payment Limit Calculation
------------------------------------
           The percent of contracts with
           Skipped Payment modifications                                   0.08%
           The DCB of Skipped Payment modifications
           exceeds 5% of the initial ADCB (Yes/No)                           No
           Any Skipped Payments have been deferred
           later than January 1, 2006                                        No

Heller Equipment Asset Receivables Trust 1999-1
-------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data

Pool Data
---------
ADCB as of the first day of the Collection Period                                                                   124,809,003.24
ADCB as of the last day of the Collection Period                                                                    116,589,505.29

DCB as of the first day of the Collection Period of Contracts that became Defaulted Contracts                         1,430,027.84
Number of Contracts that became Defaulted Contracts during the period                                                            7
Defaulted Contracts as a percentage of ADCB (annualized)                                                                     14.72%

DCB of Contracts as of the last day of the Collection Period that became Prepaid Contracts                              973,815.11
Number of Prepaid Contracts as of the last day of the Collection Period                                                          6

DCB of Contracts as of the last day of the Collection Period that were added as Substitute Contracts                    296,665.38
Number of Substitute Contracts as of the last day of the Collection Period                                                       1

DCB of Contracts as of the last day of the Collection Period that became Warranty Contracts                                   0.00
Number of Warranty Contracts as of the last day of the Collection Period                                                         0

Recoveries collected relating to Defaulted Contracts as of the last day of the Collection Period                        127,668.37

Cumulative Servicer Advances paid by the Servicer                                                                    19,812,235.08
Cumulative reimbursed Servicer Advances                                                                              19,246,299.79


          Delinquencies and Losses                          Dollars         Percent
          ------------------------                          -------         -------
          Current                                        110,385,052.07      94.68%
          31-60 days past due                              3,285,152.86       2.82%
          61-90 days past due                              1,674,682.49       1.44%
          Over 90 days past due                            1,244,617.87       1.07%
          Total                                          --------------     -------
                                                         116,589,505.29     100.00%

          31+ days past due                                6,204,453.22       5.32%

(i)        Cumulative ADCB of Defaulted Contracts (cumulative gross losses to date)                                   8,799,866.41
(ii)       Cumulative Recoveries realized on Defaulted Contracts                                                      2,123,516.26
           Cumulative net losses to date ( (i) - (ii) )                                                               6,676,350.15
           Cumulative net losses as a percentage of the initial ADCB                                                          1.73%

                                       8